                                                                   Exhibit 10.58

                                                                  EXECUTION COPY
                                                                  --------------
--------------------------------------------------------------------------------



                    ACQUISITION REVOLVING CREDIT AGREEMENT



                         dated as of December 24, 1998

                                     among

                    NATIONAL RESTAURANT ENTERPRISES, INC.,
                                AMERIKING, INC.

                                      and

                               BANKBOSTON, N.A.
       and those other lending institutions listed on Schedule 1 hereto
                                                      -------- -

                                      and

                          BANKBOSTON, N.A., as Agent

                                     with

                      BANCBOSTON ROBERTSON STEPHENS INC.,
                              acting as Arranger



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

1.   DEFINITIONS AND RULES OF INTERPRETATION.....................................................................   1
     ----------- --- ----- -- --------------
        1.1.   Definitions.......................................................................................   1
               -----------
        1.2.   Rules of Interpretation...........................................................................   3
               ----- -- --------------
2.   THE REVOLVING CREDIT FACILITY...............................................................................   4
     --- --------- ------ --------
        2.1.   Commitment to Lend................................................................................   4
               ---------- -- ----
        2.2.   Commitment Fee....................................................................................   5
               ---------- ---
        2.3.   Reduction of Total Commitment.....................................................................   5
               --------- -- ----- ----------
               2.3.1.  Right of Borrower.........................................................................   5
                       ----- -- --------
               2.3.2.  Automatic Reductions......................................................................   5
                       --------- ----------
        2.4.   The Revolving Credit Notes........................................................................   5
               --- --------- ------ -----
        2.5.   Interest on Revolving Credit Loans................................................................   6
               -------- -- --------- ------ -----
        2.6.   Requests for Revolving Credit Loans...............................................................   6
               -------- --- --------- ------ -----
        2.7.   Conversion Options................................................................................   7
               ---------- -------
               2.7.1.  Conversion to Different Type of Revolving Credit Loan.....................................   7
                       ---------- -- --------- ---- -- --------- ------ ----
               2.7.2.  Continuation of Type of Revolving Credit Loan.............................................   7
                       ------------ -- ---- -- --------- ------ ----
               2.7.3.  Eurodollar Rate Loans.....................................................................   8
                       ---------- ---- -----
        2.8.   Funds for Revolving Credit Loan...................................................................   8
               ----- --- --------- ------ ----
               2.8.1.  Funding Procedures........................................................................   8
                       ------- ----------
               2.8.2.  Advances by Agent.........................................................................   8
                       -------- -- -----
3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.....................................................................   9
     --------- -- --- --------- ------ -----
        3.1.   Maturity..........................................................................................   9
               --------
        3.2.   Mandatory Repayments of Revolving Credit Loans....................................................   9
               --------- ---------- -- --------- ------ -----
        3.3.   Optional Repayments of Revolving Credit Loans.....................................................   9
               -------- ---------- -- --------- ------ -----
4.   [Intentionally omitted.]....................................................................................   10
      ------------- -------
5.   CERTAIN GENERAL PROVISIONS..................................................................................   10
     ------- ------- ----------
        5.1.   Closing Fee.......................................................................................   10
               ------- ---
        5.2.   Agent's Fee.......................................................................................   10
               ------- ---
        5.3.   Funds for Payments................................................................................   10
               ----- --- --------
               5.3.1.  Payments to Agent.........................................................................   10
                       -------- -- -----
               5.3.2.  No Offset, etc............................................................................   10
                       -- ------- ---
        5.4.   Computations......................................................................................   10
               ------------
        5.5.   Inability to Determine Eurodollar Rate............................................................   11
               --------- -- --------- ---------- ----
        5.6.   Illegality........................................................................................   11
               ----------
        5.7.   Additional Costs, etc.............................................................................   11
               ---------- ------ ---
        5.8.   Capital Adequacy..................................................................................   14
               ------- --------
        5.9.   Certificate.......................................................................................   14
               -----------
        5.10.    Indemnity.......................................................................................   14
                 ---------
        5.11.    Interest on Overdue Amounts.....................................................................   15
                 -------- -- ------- -------
        5.12.    Replacement Banks...............................................................................   15
                 ----------- -----
6.   COLLATERAL SECURITY AND GUARANTEES..........................................................................   15
     ---------- -------- --- ----------

        6.1.   Security of Borrower and Subsidiaries; Guaranty of Subsidiaries....................  16
               -------- -- -------- --- ------------- -------- -- ------------
        6.2.   Guaranties and Security of Holdings................................................  16
               ---------- --- -------- -- --------
7.   REPRESENTATIONS AND WARRANTIES...............................................................  17
     --------------- --- ----------
8.   AFFIRMATIVE COVENANTS........................................................................  17
     ----------- ---------
9.   CERTAIN NEGATIVE COVENANTS...................................................................  17
     ------- -------- ---------
10.   FINANCIAL COVENANTS.........................................................................  18
      --------- ---------
11.   CLOSING CONDITIONS..........................................................................  18
      ------- ----------
12.   CONDITIONS TO ALL BORROWINGS................................................................  18
      ---------- -- --- ----------
        12.1.   Representations True; No Event of Default.........................................  18
                --------------- ----  -- ----- -- -------
        12.2.   No Legal Impediment...............................................................  18
                -- ----- ----------
        12.3.   Governmental Regulation...........................................................  19
                ------------ ----------
        12.4.   Proceedings and Documents.........................................................  19
                ----------- --- ---------
        12.5.   Acquisition Documents.............................................................  19
                ----------- ---------
        12.6.   Pro Forma Compliance..............................................................  19
                --- ----- ----------
        12.7.   Use of Proceeds...................................................................  19
                --- -- --------
        12.8.   Disbursement Instructions.........................................................  19
                ------------ ------------
        12.9.   Incurrence Test...................................................................  19
                ---------- ----
13.   EVENTS OF DEFAULT; ACCELERATION; ETC........................................................  19
      ------ -- -------- ------------- ---
        13.1.   Events of Default and Acceleration................................................  19
                ------ -- ------- --- ------------
        13.2.   Termination of Commitments........................................................  20
                ----------- -- -----------
        13.3.   Remedies..........................................................................  20
                --------
        13.4.   Distribution of Collateral Proceeds...............................................  20
                ------------ -- ---------- --------
14.   SETOFF......................................................................................  21
      ------
15.   THE AGENT...................................................................................  22
      --- -----
        15.1.   Authorization.....................................................................  22
                -------------
        15.2.   Employees and Agents..............................................................  22
                --------- --- ------
        15.3.   No Liability......................................................................  23
                -- ---------
        15.4.   No Representations................................................................  23
                -- ---------------
        15.5.   Payments..........................................................................  23
                --------
                15.5.1.  Payments to Agent........................................................  23
                         -------- -- -----
                15.5.2.  Distribution by Agent....................................................  24
                         ------------ -- -----
                15.5.3.  Delinquent Banks.........................................................  24
                         ---------- -----
        15.6.   Holders of Revolving Credit Notes.................................................  24
                ------- -- --------- ------ -----
        15.7.   Indemnity.........................................................................  24
                ---------
        15.8.   Agent as Bank.....................................................................  25
                ----- -- ----
        15.9.   Resignation.......................................................................  25
                -----------
        15.10.   Notification of Defaults and Events of Default...................................  25
                 ------------ -- -------- --- ------ -- -------
        15.11.   Duties in the Case of Enforcement................................................  25
                 ------ -- --- ---- -- -----------
16.   EXPENSES....................................................................................  26
      --------
17.   INDEMNIFICATION.............................................................................  26
     ----------------
18.   SURVIVAL OF COVENANTS, ETC..................................................................  26
      -------- -- ---------- ---
19.   ASSIGNMENT AND PARTICIPATION................................................................  27
      ---------- --- -------------
        19.1.   Conditions to Assignment by Banks.................................................  27
                ---------- -- ---------- -- -----

       19.2.   Certain Representations and Warranties; Limitations; Covenants......................   27
               ------- --------------- --- ----------- ------------ ---------
       19.3.   Register............................................................................   29
               --------
       19.4.   New Revolving Credit Notes..........................................................   29
               --- --------- ------ -----
       19.5.   Participations......................................................................   29
               --------------
       19.6.   Disclosure..........................................................................   30
               ----------
       19.7.   Assignee or Participant Affiliated with the Borrower................................   30
               -------- -- ----------- ---------- ---- --- --------
       19.8.   Miscellaneous Assignment Provisions.................................................   30
               ------------- ---------- ----------
       19.9.   Assignment by Borrower..............................................................   31
               ---------- -- --------
20.  NOTICES, ETC..................................................................................   31
     -------- ---
21.  GOVERNING LAW.................................................................................   31
     --------- ---
22.  HEADINGS......................................................................................   32
     --------
23.  COUNTERPARTS..................................................................................   32
     ------------
24.  ENTIRE AGREEMENT, ETC.........................................................................   32
     ------ ---------- ---
25.  WAIVER OF JURY TRIAL..........................................................................   32
     ------ -- ---- -----
26.  CONSENTS, AMENDMENTS, WAIVERS, ETC............................................................   33
     --------- ----------- -------- ---
27.  SEVERABILITY..................................................................................   33
     ------------
28.  SURVIVAL OF REVOLVER CREDIT AGREEMENT.........................................................   33
     -------- -- -------- ------ ---------

                                   EXHIBITS
                                   --------

           Exhibit A    Form of Revolving Credit Note
           Exhibit B    Form of Revolving Credit Loan Request
           Exhibit C    Form of Assignment and Acceptance
           Exhibit D    Exemption Certificate


                                   SCHEDULES
                                   ---------

           Schedule 1   Commitments

                    ACQUISITION REVOLVING CREDIT AGREEMENT
                    ----------- --------- ------ ---------

     This ACQUISITION REVOLVING CREDIT AGREEMENT is made as of December 24, 1998, by and among AMERIKING, INC. ("Holdings"), a Delaware corporation, NATIONAL RESTAURANT ENTERPRISES, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 2215 Enterprise Drive, Suite 1502, Westchester, Illinois 60154 and BANKBOSTON, N.A., a national banking association and the other lending institutions listed on Schedule 1 and BANKBOSTON, N.A. as
                                             -------- -
agent for itself and such other lending institutions.

                  1.  DEFINITIONS AND RULES OF INTERPRETATION.
                      ----------- --- ----- -- --------------

     1.1.  Definitions.  Capitalized terms used herein without definition and
           -----------
defined in the Revolver Credit Agreement shall have the meanings set forth in the Revolver Credit Agreement. The following terms shall have the meanings set forth in this (S)1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Acquisition Loan Documents.  This Credit Agreement and the Revolving Credit
     ----------- ---- ---------
Notes.

     Affected Bank.  See (S)5.12 hereof.
     -------- ----

     Agent's Fee.  See (S)5.2 hereof.
     ------- ---

     Assignment and Acceptance.  See (S)19.1 hereof.
     ---------- --- ----------

     Banks.  BKB and the other lending institutions listed on Schedule 1 hereto
     -----                                                    -------- -
and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to (S)19.

     Base Rate Loans.  Revolving Credit Loans bearing interest calculated by
     ---- ---- -----
reference to the Base Rate.

     Borrower.  As defined in the preamble hereto.
     --------

     Commitment.  With respect to each Bank, the amount set forth on Schedule 1
     ----------                                                      -------- -
hereto as the amount of such Bank's commitment to make Revolving Credit Loans to the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Percentage.  With respect to each Bank, the percentage set forth
     ---------- ----------
on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of
   -------- -
all of the Banks.

     Conversion Request.  A notice given by the Borrower to the Agent of the
     ---------- -------
Borrower's election to convert or continue a Revolving Credit Loan in accordance with (S)2.7.

     Credit Agreement.  This Acquisition Revolving Credit Agreement, including
     ------ ---------
the Schedules and Exhibits hereto.

     Default.  See (S)13.1 hereof.
     -------

     Delinquent Bank.  See (S)15.5.3 hereof.
     ---------- ----

     Drawdown Date.  The date on which any Revolving Credit Loan is made or is
     -------- ----
to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with (S)2.7.

     Event of Default.  See (S)13.1 hereof.
     ----- -- -------

     Holdings.  As defined in the preamble thereto.
     --------

     Interest Payment Date.  (a) As to any Base Rate Loan, the last day of the
     -------- ------- ----
calendar quarter which includes the Drawdown Date thereof; and (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) 3 months or less, the last day of such Interest Period and (ii) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     Interest Period.  With respect to each Revolving Credit Loan (a) initially,
     -------- ------
the period commencing on the Drawdown Date of such Revolving Credit Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurodollar Rate Loan, 1, 2, 3, or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to
                    --------
Interest Periods are subject to the following:

          (i) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (ii) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (iii) if the Borrower shall fail to give notice as provided in
     (S)2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (iv) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (v) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date shall end on the Revolving Credit Loan Maturity Date.

     Loan Documents.  The Acquisition Loan Documents and the Revolver Loan
     ---- ---------
Documents.

     Loan Request.  See (S)2.6 hereof.
     ---- -------

     outstanding.  With respect to the Revolving Credit Loans, the aggregate
     -----------
unpaid principal thereof as of any date of determination.

     Record.  The grid attached to a Revolving Credit Note, or the continuation
     ------
of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Revolving Credit Loan referred to in such Revolving Credit Note.

     Revolver Credit Agreement.  The Fourth Amended and Restated Credit
     -------- ------ ---------
Agreement dated as of the date hereof among the parties hereto and as may be amended from time to time.

     Revolver Loans.  "Revolving Credit Loans" as defined in the Revolver Credit
     -------- -----
Agreement.

     Revolver Notes.  The "Revolving Credit Notes" as defined in the Revolver
     -------- -----
Credit Agreement.

     Revolver Outstandings.  The aggregate unpaid principal amount of Revolver
     -------- ------------
Loans.

     Revolver Total Commitment.  The "Total Commitment" as defined in the
     -------- ----- ----------
Revolver Credit Agreement.

     Revolving Credit Loans.  Revolving credit loans made or to be made by the
     --------- ------ -----
Banks to the Borrower pursuant to (S)2.

     Revolving Credit Notes.  See (S)2.4 hereof.
     --------- ------ -----

     Total Commitment.  The sum of the Commitments of the Banks, as in effect
     ----- ----------
from time to time.

     1.2.  Rules of Interpretation.
           ----- -- --------------

             (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f)  The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "(S)" refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

                       2.  THE REVOLVING CREDIT FACILITY.
                           --- --------- ------ --------

     2.1.  Commitment to Lend.  Subject to the terms and conditions set forth in
           ---------- -- ----
this Credit Agreement (including, but not limited to those requirements set forth in (S)2.6 below), each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with (S)2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment, provided that the sum of the outstanding amount of the Revolving
            --------
Credit Loans (after giving effect to all amounts requested) shall not at any time exceed the Total Commitment. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in (S)11 and (S)12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and (S)12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request. Notwithstanding anything to the contrary contained herein, the Borrower shall not be permitted to borrow Revolving Credit Loans after June 17, 2000 to finance any portion of a Permitted Acquisition.

     2.2.  Commitment Fee.  The Borrower agrees to pay to the Agent for the
           ---------- ---
accounts of the Banks in accordance with their respective Commitment Percentages a commitment fee calculated at the rate of the Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Commitment exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

     2.3. Reduction of Total Commitment.
          --------- -- ----- ----------

            2.3.1.  Right of Borrower.  The Borrower shall have the right at any
                    ----- -- --------
     time and from time to time upon seven (7) Business Days prior written notice to the Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof the unborrowed portion of the Total Commitment or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective
                                --- ----
     Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this (S)2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

            2.3.2.  Automatic Reductions. On and after June 17, 2000, the Total
                    --------- ----------
     Commitment shall equal the outstanding amount of the Revolving Credit Loans on June 17, 2000, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages.

     2.4.  The Revolving Credit Notes.  The Revolving Credit Loans shall be
           --- --------- ------ -----
evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (each a "Revolving Credit Note"), dated as of the Closing
   ------- -
Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Record shall be prima facie evidence of the principal amount thereof owing and unpaid
         ----- -----
to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     2.5.  Interest on Revolving Credit Loans.  Except as otherwise provided in
           -------- -- --------- ------ -----
(S)5.11,

             (a) each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin.
               ----

             (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Margin.
                                              ----

             (c) The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

     2.6. Requests for Revolving Credit Loans.  The Borrower shall give to the
          -------- --- --------- ------ -----
Agent written notice in the form of Exhibit B hereto (or telephonic notice
                                    ------- -
confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit
                                      ------- -
Loan requested hereunder (a "Loan Request") no less than 1:00 p.m. (Boston time)
(a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan, provided, however, the Borrower shall not
                                  --------  -------
request any Eurodollar Rate Loans with an Interest Period of more than one month until the date which is earlier to occur of (i) sixty (60) Business Days following the Closing Date, and (ii) the date on which the Revolving Credit Loans hereunder have been syndicated to the satisfaction of the Agent. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan, and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or a larger integral multiple of $100,000. Except in the case of a Nominally Financed Acquisition, the Borrower shall deliver to the Agent not less than five (5) days prior to the proposed Drawdown Date of such Revolving Credit Loan a written notification describing the relevant Permitted Financed Acquisition to be consummated, copies of all material documents, agreements and instruments to be entered into by the Borrower in connection with such Permitted Financed Acquisition, and the purchase price for such Permitted Financed Acquisition (which purchase price plus all transaction costs related thereto shall not be less than the amount of the Revolving Credit Loan so requested). Subject to the foregoing, and subject to the satisfaction of the conditions set forth in (S)12, so long as no Default or Event of Default shall have occurred and be continuing, and all of the applicable conditions set forth in this Credit Agreement shall have been met, including, but not limited to the Borrower having taken all action necessary and required pursuant to the terms of this Credit Agreement and the other Loan Documents to perfect the Agent's first priority security interest in the assets being acquired (or, in the event any Subsidiary is formed as a result of or in connection with such acquisition, such

Subsidiary shall be a Restricted Subsidiary, and the Loan Documents shall be amended and/or supplemented as necessary to make the terms and conditions of the Loan Documents applicable to such Restricted Subsidiary), and the Agent being satisfied with the terms of the proposed Permitted Financed Acquisition, each Bank shall lend to the Borrower such Bank's Commitment Percentage of the Revolving Credit Loan so requested in immediately available funds not later than the close of business on such Drawdown Date.

     2.7. Conversion Options.
          ---------- -------

            2.7.1.  Conversion to Different Type of Revolving Credit Loan.  The
                    ---------- -- --------- ---- -- --------- ------ ----
     Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (a)
                                                             --------
     with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the Borrower shall give the Agent at least one (1) Business Day's prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least three (3) Eurodollar Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto; (d) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing; (e) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan with an Interest Period of more than thirty (30) days until the date which is earlier to occur of (i) sixty (60) Business Days following the Closing Date, and (ii) the date on which the Revolving Credit Loans hereunder have been syndicated to the satisfaction of the Agent; and (f) no more than five
     (5) Eurodollar Rate Loans (including "Eurodollar Rate Loans" as defined in and advanced pursuant to the Revolver Credit Agreement) having different Interest Periods may be outstanding at any time. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate
             --------
     principal amount of $500,000 or a larger integral multiple of $100,000 in excess thereof. Each Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

            2.7.2.  Continuation of Type of Revolving Credit Loan. Any Revolving
                    ------------ -- ---- -- --------- ------ ----
     Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in
     (S)2.7.1; provided that no Eurodollar Rate Loan may be continued as such
               --------
     when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of

     Default of which officers of the Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this (S)2.7 is scheduled to occur.

            2.7.3.  Eurodollar Rate Loans.  Any conversion to or from Eurodollar
                    ---------- ---- -----
     Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $500,000 or a larger integral multiple of $100,000 in excess thereof.

     2.8.   Funds for Revolving Credit Loan.
            ----- --- --------- ------ ----

            2.8.1.  Funding Procedures. Not later than 1:00 p.m. (Boston time)
                    ------- ----------
     on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (S)(S)11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

            2.8.2.  Advances by Agent.  The Agent may, unless notified to the
                    -------- -- -----
     contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Bank's Commitment
                                  -----
     Percentage of such Revolving Credit Loans, times (c) a fraction, the
                                                -----
     numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the
                                                 ----- -----
     amount due and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

                  3.  REPAYMENT OF THE REVOLVING CREDIT LOANS.
                      --------- -- --- --------- ------ -----

     3.1. Maturity. The Borrower promises to pay on the Revolving Credit Loan
          --------
Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2. Mandatory Repayments of Revolving Credit Loans.  If at any time the
          --------- ---------- -- --------- ------ -----
sum of the outstanding amount of the Revolving Credit Loans exceeds the Total Commitment then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application to the Revolving Credit Loans. Each prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. In addition, in the event Holdings or any of its Subsidiaries receives any cash proceeds from (a) the sale or other disposition of assets permitted by (S)9.5 of the Revolver Credit Agreement which cash proceeds are required by such (S)9.5 to be repaid to the Agent; or (b) the sale of any of the capital stock of the Borrower or any of its Subsidiaries or any other equity issuance by the Borrower or any of its Subsidiaries, such amounts shall be paid to the Agent for the pro rata accounts of the Banks to be
                                           --- ----
applied to the outstanding Revolving Credit Loans and the Total Commitment concurrently shall be permanently reduced by such amount.

     3.3. Optional Repayments of Revolving Credit Loans.  The Borrower shall
          -------- ---------- -- --------- ------ -----
have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount
         -------- ----
of any Eurodollar Rate Loans pursuant to this (S)3.3 may be made only on the last day of the Interest Period relating thereto, or, if such prepayment is made prior to the last day of the Interest Period relating thereto, the Borrower pays any costs associated with such prepayment as more fully described in (S)5.10. The Borrower shall give the Agent, no later than 11:00 a.m. (Boston time), at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this (S)3.3 of Base Rate Loans, and three (3) Eurodollar Business Days notice of any proposed prepayment pursuant to this (S)3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $100,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans.

Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                          4.  [Intentionally omitted.]
                              ------------------------


                        5.  CERTAIN GENERAL PROVISIONS.
                            ------- ------- ----------

     5.1.  Closing Fee.  The Borrower agrees to pay to the Agent a closing fee
           ------- ---
and an amendment fee in the amounts and at the times as set forth in the Fee Letter.

     5.2.  Agent's Fee.  The Borrower shall pay to the Agent, an Agent's fee
           ------- ---
(the "Agent's Fee") as provided in the Fee Letter.

     5.3.  Funds for Payments.
           ----- --- --------

            5.3.1.  Payments to Agent.  All payments of principal, interest,
                    -------- -- -----
     commitment fees, and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such other location in the Boston, Massachusetts, area that the Agent may from time to time designate, in each case in immediately available funds.

            5.3.2.  No Offset, etc. Except as otherwise provided in (S)5.7, all
                    -- ------  ---
     payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. Except as otherwise provided in (S)5.7, if any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

     5.4.  Computations.  All computations of interest on the Revolving Credit
           ------------
Loans and of commitment fees, Letter of Credit Fees or other fees shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Revolving Credit Loans as reflected on the Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Agent or any of the Banks of such outstanding amount, the Agent or such Bank shall notify the Borrower to the contrary.

     5.5.  Inability to Determine Eurodollar Rate.  In the event, prior to the
           --------------------------------------
commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine or be notified by the Majority Banks that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent or the Majority Banks determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Banks, shall so notify the Borrower and the Banks.

     5.6.  Illegality.  Notwithstanding any other provisions herein, if any
           ----------
present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (a) the commitment of such Bank to make Eurodollar Rate Loans or convert Revolving Credit Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (b) such Bank's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this (S)5.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder.

     5.7.  Additional Costs, etc.  If any present or future applicable law,
           ---------------------
which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Revolving Credit Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Revolving Credit Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or any of the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

          (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Revolving Credit Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Revolving Credit Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is:

               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Revolving Credit Loans or such Bank's Commitment or any Letter of Credit, or

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Revolving Credit Loans, or

               (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum. On or before the date it becomes a party to this Credit Agreement and from time to time thereafter upon any change in status rendering any certificate or document previously delivered pursuant to this (S)5.7 invalid or inaccurate, each Bank that is organized under the laws of a jurisdiction outside the United States shall (but, with respect to any renewal or change in status, if legally able to do so) deliver to the Borrower, (x) if such Bank is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, Internal Revenue Service Form 1001 or Form 4224 and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-1, 1.1441-4 or 1.1441-6(c) or any subsequent version thereof or subsequent revision thereto, properly completed and duly executed by such Bank establishing that such payment is (a) not subject to United States Federal withholding tax under the Code because such payment is effectively connected with conduct by such Bank of a trade or business in the United States or (b) totally exempt from United States Federal withholding tax, or (other than in the case of such Bank on the date such Bank became a party to this Credit Agreement); or (y) if such Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot delivery either Internal Revenue Service Form 1001 or 4224, such Bank shall deliver (a) a certificate substantially in the form of Exhibit D hereto and (b) two completed signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to an exemption for United States withholding tax with respect to payments of interest to be made under this Credit Agreement or under any Revolving Credit Note. The Borrower shall not be required to pay any additional amounts to any Bank pursuant to (S)5.3 or this (S)5.7 to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with the provisions of the preceding sentence.

     Any Bank claiming any additional amounts payable pursuant to (S)5.3 or this
(S)5.7 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or substantially reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole and absolute determination of such Bank be otherwise disadvantageous to such Bank, which determination by such Bank shall be conclusive.

     If a Bank or the Agent shall become aware that it is entitled to receive a refund in respect of taxes as to which it has been indemnified by the Borrower pursuant to (S)5.3 or this (S)5.7, it shall promptly notify the Borrower of the availability of such refund and shall, within thirty (30) days after receipt of a request by the Borrower, apply for such refund at the Borrower's expense. If any Bank or the Agent, as applicable, receives a refund in respect of any taxes to which it has been indemnified by the Borrower pursuant to (S)5.3 or this
(S)5.7, it shall promptly repay such refund to the Borrower (to the extent of amounts that have been paid by the Borrower under (S)5.3 or this (S)5.7 with respect to such refund), net of all out-of-pocket expenses (including taxes imposed with respect to such refund) of such Bank or the Agent, as applicable, and without interest; provided, however, that the Borrower, upon the request of
                      --------  -------
such Bank or the Agent, as applicable, agrees to return such refund (plus penalties, interest or other charges) to such Bank or the Agent in the event such Bank or the Agent is required to repay such refund.

     5.8.  Capital Adequacy.  If after the date hereof any Bank or the Agent
           ----------------
determines that (a) the adoption of or change after the Closing Date in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's Commitment with respect to any Revolving Credit Loans or the Revolving Credit Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower and such Bank shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Bank in light of these circumstances. If the Borrower and such Bank are unable to agree to such adjustment within thirty (30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Bank's reasonable determination, provide adequate compensation. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     5.9.  Certificate.  A certificate setting forth any additional amounts
           -----------
payable pursuant to (S)(S)5.7 or 5.8 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     5.10.  Indemnity.  The Borrower agrees to indemnify each Bank and to hold
            ---------
each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with (S)2.6 or (S)2.7 or (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Revolving Credit Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Revolving Credit Loans.

     5.11.  Interest on Overdue Amounts.  Overdue principal and (to the extent
            ---------------------------
permitted by applicable law) interest on the Revolving Credit Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the Base Rate until such amount shall be paid in full (after as well as before judgment).

     5.12.  Replacement Banks.  Within thirty (30) days after (a) any Bank has
            -----------------
demanded compensation from the Borrower pursuant to (S)(S)5.7 or 5.8 hereof, or
(b) there shall have occurred a change in law with respect to any Bank as a consequence of which it shall have become unlawful for such Bank to make a Eurodollar Rate Loan on any Drawdown Date, as described in (S)5.6 hereof (any such Bank described in the foregoing clauses (a) or (b) is hereinafter referred to as an "Affected Bank"), the Borrower may request that the Non-Affected Banks
          -------- ----
acquire all, but not less than all, of the Affected Bank's outstanding Revolving Credit Loans and assume all, but not less than all, of the Affected Bank's Commitment. If the Borrower so requests, the Non-Affected Banks may elect to acquire all or any portion of the Affected Bank's outstanding Revolving Credit Loans and to assume all or any portion of the Affected Bank's Commitment. If the Non-Affected Banks do not elect to acquire and assume all of the Affected Bank's outstanding Revolving Credit Loans and Commitment, the Borrower may designate a replacement bank or banks, which must be satisfactory to the Agent, to acquire and assume that portion of the outstanding Revolving Credit Loans and Commitment of the Affected Bank not being acquired and assumed by the Non-Affected Banks. The provisions of (S)19 hereof shall apply to all reallocations pursuant to this (S)5.12, and the Affected Bank and any Non-Affected Banks and/or replacement banks which are to acquire the Revolving Credit Loans and Commitment of the Affected Bank shall execute and deliver to the Agent, in accordance with the provisions of (S)19 hereof, such Assignments and Acceptances and other instruments, including, without limitation, Revolving Credit Notes, as are required pursuant to (S)19 hereof to give effect to such reallocations. Any Non-Affected Banks and/or replacement banks which are to acquire the Revolving Credit Loans and Commitment of the Affected Bank shall be deemed to be Eligible Assignees for all purposes of (S)19 hereof. On the effective date of the applicable Assignments and Acceptances, the Borrower shall pay to the Affected Bank all interest accrued on its Revolving Credit Loans up to but excluding such date, along with any fees payable to such Affected Bank hereunder up to but excluding such date.

                    6.  COLLATERAL SECURITY AND GUARANTEES.
                        ----------------------------------

     6.1.   Security of Borrower and Subsidiaries; Guaranty of Subsidiaries. The
            ---------------------------------------------------------------
Obligations shall be secured by a perfected first priority security interest in certain of the assets of the Borrower (including a pledge of the non-voting capital stock of each of the Borrower's Subsidiaries, including, without limitation, the Unrestricted Subsidiaries, provided, however, in the event such
                                           --------  -------
Unrestricted Subsidiary has incurred Indebtedness permitted by (S)9.1(p) of the Revolver Credit Agreement and the lender of such Indebtedness has requested a pledge of the non-
voting capital stock of such Unrestricted Subsidiary by the Borrower, the Borrower shall only be required to grant to the Agent for the benefit of the Banks a second priority security interest in such non-voting capital stock until such Indebtedness has been repaid in full) and its Restricted Subsidiaries (other than AmeriKing Tennessee until such time as AmeriKing Tennessee is required to become a Guarantor pursuant to (S)8.17 of the Revolver Credit Agreement), whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Borrower and such Restricted Subsidiaries are parties. The Obligations shall also be secured by a pledge of the non-voting capital stock of each Unrestricted Subsidiary's Subsidiaries, provided, however,
                                                              --------  --------
in the event such Unrestricted Subsidiary has incurred Indebtedness permitted by
(S)9.1(p) of the Revolver Credit Agreement and the lender of such Indebtedness has requested a pledge of the non-voting capital stock of such Unrestricted Subsidiary's Subsidiaries, such Unrestricted Subsidiary shall only be required to grant to the Agent for the benefit of the Banks a second priority security interest in such non-voting capital stock until such Indebtedness has been repaid in full. In addition, the Obligations shall also be guaranteed by each of the Borrower's Restricted Subsidiaries other than AmeriKing Tennessee (until such time as AmeriKing Tennessee is required to become a Guarantor pursuant to
(S)8.17 of the Revolver Credit Agreement) pursuant to the terms of the Guaranty of such Restricted Subsidiaries, and the Restricted Subsidiaries' obligations under such Guaranty shall be secured by a perfected first priority security interest in certain of the assets of such Restricted Subsidiary (including a pledge of the non-voting capital stock of each of the Restricted Subsidiaries' Subsidiaries), whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Restricted Subsidiaries are parties.

     6.2.  Guaranties and Security of Holdings.  The Obligations shall also be
           -----------------------------------
guaranteed by Holdings pursuant to the terms of the Parent Guaranty. The Obligations shall be secured by a perfected first priority security interest in certain of the stock owned by Holdings, pursuant to the terms of the Stock Pledge Agreement to which Holdings is a party.

                      7.  REPRESENTATIONS AND WARRANTIES.
                          ------------------------------

     For the benefit of the Banks and the Agent under this Credit Agreement, each of the Borrower and, to the extent expressly set forth in (S)7 of the Revolver Credit Agreement, Holdings, makes the representations and warranties to the Banks and the Agent set forth in (S)7 of the Revolver Credit Agreement, and incorporates herein by this reference, in each case as fully as if such representations and warranties were set forth herein at length, provided that
                                                                -------- ----
terms used herein and in the Revolver Credit Agreement defined differently in this Credit Agreement and the Revolver Credit Agreement shall have the meanings set forth in this Credit Agreement. The representations and warranties incorporated herein by reference will survive termination of the Revolver Credit Agreement until all Obligations hereunder are fully and finally repaid and the Commitments terminated.

                           8.  AFFIRMATIVE COVENANTS.
                               ---------------------

     For the benefit of the Banks and the Agent under this Credit Agreement, each of Holdings and the Borrower covenant and agree that, so long as any Revolving Credit Loan or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans, the Borrower and Holdings shall comply with each covenant set forth in (S)8 of the Revolver Credit Agreement, and incorporates herein by this reference, in each case as fully as if such covenants were set forth herein at length, provided that terms used
                                                   -------- ----
herein and in the Revolver Credit Agreement defined differently in this Credit Agreement and the Revolver Credit Agreement shall have the meanings set forth in this Credit Agreement. The covenants incorporated herein by reference will survive termination of the Revolver Credit Agreement until all Obligations hereunder are fully and finally repaid and the Commitments terminated. Notwithstanding anything in this Section 8 to the contrary, the Borrower covenants and agrees that the Borrower will use the proceeds of the Revolving Credit Loans solely to finance Permitted Financed Transactions.

                        9.  CERTAIN NEGATIVE COVENANTS.
                            --------------------------

     For the benefit of the Banks and the Agent under this Credit Agreement, each of Holdings and the Borrower covenant and agree that, so long as any Revolving Credit Loan or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans, each shall comply with the covenants set forth in (S)9 of the Revolver Credit Agreement, and incorporates herein by this reference, in each case as fully as if such covenants were set forth herein at length, provided that terms used herein and in the Revolver
                        -------- ----
Credit Agreement defined differently in this Credit Agreement and the Revolver Credit Agreement shall have the meanings set forth in this Credit Agreement. The covenants incorporated herein by reference will survive termination of the Revolver Credit Agreement until all Obligations hereunder are fully and finally repaid and the Commitments terminated.

                           10.  FINANCIAL COVENANTS.
                                -------------------

     For the benefit of the Banks and the Agent under this Credit Agreement, each of Holdings and the Borrower covenants and agrees that, so long as any Revolving Credit Loan or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans, each shall comply with the covenants set forth in (S)10 of the Revolver Credit Agreement, and incorporates herein by this reference, in each case as fully as if such covenants were set forth herein at length. The covenants incorporated herein by reference will survive termination of the Revolver Credit Agreement until all Obligations hereunder are fully and finally repaid and the Commitments terminated.

                            11.  CLOSING CONDITIONS.
                                 ------------------

     The obligations of the Banks to make the initial Revolving Credit Loans shall be subject to the satisfaction of the each of the conditions precedent set forth in (S)11 of the Revolver Credit Agreement and the satisfaction of the conditions precedent set forth in (S)12 hereof.

                       12.  CONDITIONS TO ALL BORROWINGS.
                            ----------------------------

     The obligations of the Banks to make any Revolving Credit Loan, including the initial Revolving Credit Loan, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     12.1.  Representations True; No Event of Default.  Each of the
            -----------------------------------------
representations and warranties of any of Holdings, the Borrower and their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Revolving Credit Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     12.2.  No Legal Impediment.  No change shall have occurred in any law or
            -------------------
regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Revolving Credit Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

     12.3.  Governmental Regulation.  Each Bank shall have received such
            -----------------------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     12.4.  Proceedings and Documents.  All proceedings in connection with the
            -------------------------
transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

     12.5.  Acquisition Documents.  The Agent shall have received copies of all
            ---------------------
material documents to be entered into in connection with each such Permitted Financed Acquisition for which the Revolving Credit Loan is being requested, and shall be satisfied with the terms thereof.

     12.6.  Pro Forma Compliance.  The Agent and each Bank shall have received a
            --------------------
Compliance Certificate from the Borrower showing pro forma compliance with the covenants set forth in (S)10 both prior to and after giving effect to each Permitted Financed Acquisition.

     12.7.  Use of Proceeds.  The Agent shall have received evidence that the
            ---------------
Borrower has used the proceeds of each Revolving Credit Loan requested solely to finance the cash portion of the purchase price and related transaction costs of each Permitted Financed Acquisition for which such Revolving Credit Loan is being requested.

     12.8.  Disbursement Instructions.  The Agent shall have received
            -------------------------
disbursement instructions from the Borrower with respect to the proceeds of each requested Revolving Credit Loan.

     12.9.  Incurrence Test. The Agent shall have received a certificate from
            ---------------
the Borrower certifying that the Revolving Credit Loan being requested may be incurred in compliance with the covenant set forth in (S)4.07(a) of the Senior Notes Indenture.

                   13.  EVENTS OF DEFAULT; ACCELERATION; ETC.
                        ------------------------------------

     13.1.  Events of Default and Acceleration.  If any of the following events
            ----------------------------------
("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

            (a) the Borrower shall fail to pay any principal of the Revolving Credit Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

            (b) the Borrower shall fail to pay any (i) interest on the Revolving Credit Loans, (ii) the commitment fee, (iii) the Agent's fee, or
     (iv) other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment and such failure shall continue for five (5) days; or

            (c) the Borrower shall fail to comply with the covenants contained in (S)10 hereof;

            (d) the Borrower or Holdings shall fail to comply with any of its covenants contained in the first sentence of (S)8.6, (S)(S)8.9, 8.12, 8.13,
     9.1 through 9.6, 9.8, 9.10 or 9.11 of the Revolver Credit Agreement, as such Sections are incorporated pursuant to Sections 8 and 9 hereof;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Revolving Credit Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, provided
                        --------
that in the event of any Event of Default specified in (S)(S)13.1(g) or 13.1(h) of the Revolver Credit Agreement, all such amounts shall become immediately due and payable automatically and without any requirement of notice form the Agent or any Bank. For purposes of this Section 13.1, any event constituting an "Event of Default" under the Revolver Credit Agreement shall constitute an Event of Default hereunder, and any event constituting a "Default" under the Revolver Credit Agreement shall constitute a Default hereunder, in each case regardless of whether there remains any amount outstanding under the Revolver Loans.

     13.2.  Termination of Commitments.  If any one or more of the Events of
            --------------------------
Default specified in (S)13.1(g) or (S)13.1(h) of the Revolver Credit Agreement shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans to the Borrower. If any other Event of Default shall have occurred and be continuing, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans. No termination of the credit hereunder shall relieve Holdings, the Borrower or any of their Subsidiaries of any of the Obligations.

     13.3.  Remedies.  In case any one or more of the Events of Default shall
            --------
have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Revolving Credit Loans pursuant to (S)13.1, each Bank, if owed any amount with respect to the Revolving Credit Loans, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte
                                                              -- -----
appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Revolving Credit Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     13.4.  Distribution of Collateral Proceeds.  In the event that following
            -----------------------------------
the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

            (a)  first, to the payment of, or (as the case may be) the
                 -----
     reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

          (b)  second, to all other Obligations on a pro rata basis; provided,
               ------                                --- ----        --------
     however, that (i) distributions in respect of such Obligations shall be
     -------
     made pari passu among Obligations with respect to the Agent's Fee payable
          ---- -----
     pursuant to (S)5.2 and all other Obligations and (ii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and
                                                                 --- ----
     provided, further, that the Agent may in its discretion make proper
     --------  -------
     allowance to take into account any Obligations not then due and payable;

          (c)  third, upon payment and satisfaction in full or other provisions
               -----
     for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to (S)9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

          (d)  fourth, the excess, if any, shall be returned to the Borrower or
               ------
     to such other Persons as are entitled thereto.

                                  14.  SETOFF.
                                       ------

     Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Revolving Credit Notes or Revolver Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Revolving Credit Notes and Revolver Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Revolving Credit Notes or Revolver Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Credit Notes or Revolver Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Revolving Credit Notes or Revolver Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in
--- -----
each Bank receiving in respect of the Revolving Credit Notes or Revolver Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such
                                       --------
excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                15.  THE AGENT.
                                     ---------

     15.1.  Authorization.  The Agent is authorized to take such action on
            -------------
behalf of each of the Banks and their affiliates and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly
                  --------
assumed herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Credit Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Bank.

     15.2.  Employees and Agents.  The Agent may exercise its powers and execute
            --------------------
its duties by or through employees, affiliates or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     15.3.  No Liability.  Neither the Agent nor any of its shareholders,
            ------------
directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     15.4.  No Representations.  The Agent shall not be responsible for the
            ------------------
execution or validity or enforceability of this Credit Agreement, the Revolving Credit Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of Holdings, the Borrower or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes or to inspect any of the properties, books or records of Holdings, the Borrower or any of their Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of Holdings, the Borrower or any of their Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

     15.5.  Payments.
            --------

            15.5.1.  Payments to Agent.  A payment by the Borrower to the Agent
                     -----------------
     hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by
                                         --- ----
     the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

            15.5.2.  Distribution by Agent.  If in the opinion of the Agent the
                     ---------------------
     distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

            15.5.3.  Delinquent Banks. Notwithstanding anything to the contrary
                     ----------------
     contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Revolving Credit Loan or (ii) to comply with the provisions of (S)14 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and
                                    --- ----
     payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Revolving Credit Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all
                                                        --- ----
     outstanding Revolving Credit Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Revolving
                                    --- ----
     Credit Loans. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding

     Revolving Credit Loans of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Revolving Credit Loans have returned to
     --- ----
     those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     15.6.  Holders of Revolving Credit Notes.  The Agent may deem and treat the
            ---------------------------------
payee of any Revolving Credit Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     15.7.  Indemnity.  The Banks ratably agree hereby to indemnify and hold
            ---------
harmless the Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by (S)16), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Revolving Credit Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     15.8.  Agent as Bank.  In its individual capacity, BKB shall have the same
            -------------
obligations and the same rights, powers and privileges in respect to its Commitment and the Revolving Credit Loans made by it, and as the holder of any of the Revolving Credit Notes as it would have were it not also the Agent.

     15.9.  Resignation.  The Agent may resign at any time by giving sixty (60)
            -----------
days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     15.10. Notification of Defaults and Events of Default.  Each Bank hereby
            ----------------------------------------------
agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this (S)15.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     15.11.  Duties in the Case of Enforcement.  In case one of more Events of
             ---------------------------------
Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not
                                            --------
comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                                 16.  EXPENSES.
                                      --------

     Whether or not the transactions contemplated hereby shall be consummated, and subject to (S)8.9.3 of the Revolver Credit Agreement, the Borrower promises to pay (a) the reasonable costs of (i) producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein and (ii) any taxes (including any interest and penalties in respect thereto), filing fees or recording fees or taxes payable by any Bank (other than taxes based upon the Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement or the other Loan Documents (the Borrower hereby agreeing to indemnify each Bank with respect thereto), (b) the documented fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent incurred in connection with the preparation of this Credit Agreement, the other Loan Documents and other instruments mentioned herein, each closing hereunder, amendments, modifications, approvals, consents or waivers hereto or hereunder and the syndication and the termination hereof,
(c) all reasonable fees, expenses and disbursements incurred by BKB or its affiliates in connection with the syndication of its Commitment hereunder, provided that the Borrower shall not bear the costs of syndication hereunder
--------
which are in excess of $5,000; and (d) all out-of-pocket expenses (including reasonable attorneys' fees and costs), incurred by any Bank, its affiliates or the Agent or its affiliates in connection with (i) the enforcement of or preservation of rights under any this Credit Agreement, the Revolving Credit Notes and the other Loan Documents against Holdings, the Borrower or any of their Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) in connection with any litigation, proceeding or dispute whether arising hereunder or under the other Loan Document or arising out of the transactions contemplated hereby or thereby. The covenants of this (S)16 shall survive payment or satisfaction of all other Obligations.

                             17.  INDEMNIFICATION.
                                  ---------------

     The Borrower further agrees to indemnify and hold harmless the Agent and the Banks as well as each such Person's shareholders, directors, agents, officers, Subsidiaries and affiliates, from and against all damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action, and costs and expenses incurred, suffered, sustained or required to be paid by an indemnified party by reason of or resulting from the transactions contemplated hereby, except any of the foregoing which result from the gross negligence or willful misconduct of the indemnified party. In any investigation, proceeding or litigation, or the preparation therefor, each Bank and the Agent shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this (S)17 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this (S)17 shall survive payment or satisfaction in full of all other Obligations.

                        18.  SURVIVAL OF COVENANTS, ETC.
                             --------------------------

     All covenants, agreements, representations and warranties made herein, in the Revolving Credit Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of Holdings, the Borrower or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Revolving Credit Loans as herein contemplated, and shall continue in full force and effect so long as any amount due under this Credit Agreement or the Revolving Credit Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Revolving Credit Loans, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of Holdings, the Borrower or any of their Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by Holdings, the Borrower or such Subsidiary hereunder.

                       19.  ASSIGNMENT AND PARTICIPATION.
                            ----------------------------

     19.1.  Conditions to Assignment by Banks.  Except as provided herein, each
            ---------------------------------
Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage with respect to Revolving Credit Loans and the same portion of the Revolving Credit Loans at the time owing to it, the Revolving Credit Notes held by it); provided that (a) each of the Agent and the
                                    -------- ----
Borrower shall have given its prior written consent to such assignment, which consent, in the case of the Borrower, will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations in respect of the Revolving Credit Loans under this Credit Agreement, (c) each assignment shall be in an amount of no less than $5,000,000, or, if less, the entire remaining amount of the assigning Bank's interest in the Revolving Credit Loans, or a larger integral multiple of $1,000,000, (d) each such assignment shall be effected simultaneously with a pro rata assignment of such Bank's interests, rights and
                      --- ----
obligations under the Revolver Credit Agreement to such Eligible Assignee; and
(e) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit C
                                                                     ---------
hereto (an "Assignment and Acceptance"), together with any Revolving Credit Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in (S)19.3, be released from its obligations under this Credit Agreement.

     19.2.  Certain Representations and Warranties; Limitations; Covenants.  By
            --------------------------------------------------------------
executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

            (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

            (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

            (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in (S)(S)7.4 and 8.4 of the Revolver Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

            (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

            (e) such assignee represents and warrants that it is an Eligible Assignee and that, on the effective date of such Assignment and Acceptance, the circumstances described in (S)(S)5.7 and 5.8 hereof are not applicable to such assignee;

          (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank; and

          (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

     19.3.  Register.  The Agent shall maintain a copy of each Assignment and
            --------
Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee as set forth in (S)19.3 of the Revolver Credit Agreement.

     19.4.  New Revolving Credit Notes.  Upon its receipt of an Assignment and
            --------------------------
Acceptance executed by the parties to such assignment, together with each Revolving Credit Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Revolving Credit Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Revolving Credit Notes shall provide that they are replacements for the surrendered Revolving Credit Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such an Assignment and Acceptance and shall otherwise be substantially the form of the assigned Revolving Credit Notes. Within five (5) days of issuance of any new Revolving Credit Notes pursuant to this (S)19.4, the Borrower shall, if requested by the assigning Bank or the assignee Bank, deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Revolving Credit Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Revolving Credit Notes shall be cancelled and returned to the Borrower.

     19.5.  Participations.  Each Bank may sell participations to one or more
            --------------
banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents (including the Revolver Credit Agreement); provided that (a) each such participation shall
                                --------
be in an amount of not less than $5,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower, (c) each such sale or participation shall be effected simultaneously with a pro rata sale or participation of such Bank's rights and obligations
       --- ----
under the Revolver Credit Agreement; and (d) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would forgive any principal of or reduce the interest rate on any Revolving Credit Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     19.6.  Disclosure.  The Borrower agrees that in addition to disclosures
            ----------
made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or
--------
participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     19.7.  Assignee or Participant Affiliated with the Borrower.  If any
            ----------------------------------------------------
assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)13.1 or (S)13.2, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Revolving Credit Loans. If any Bank sells a participating interest in any of the Revolving Credit Loans to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)13.1 or (S)13.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Revolving Credit Loans to the extent of such participation.

     19.8.  Miscellaneous Assignment Provisions.  Any assigning Bank shall
            -----------------------------------
retain its rights to be indemnified pursuant to (S)17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If BKB transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as the Reference Bank hereunder. Anything contained in this (S)19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Revolving Credit Notes) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     19.9. Assignment by Borrower. The Borrower shall not assign or transfer any
           ----------------------
of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.


                               20.  NOTICES, ETC.
                                    ------------

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Revolving Credit Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Borrower, at 2215 Enterprise Drive, Suite 1502, Westchester, Illinois 60154, Attention: Joel Aaseby, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

          (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Peter van der Horst, Vice President or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c)  if to any Bank, at such Bank's address set forth on Schedule 1
                                                                   -------- -
     hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified
first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                              21.  GOVERNING LAW.
                                   -------------

     THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)20. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                 22.  HEADINGS.
                                      --------

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                               23.  COUNTERPARTS.
                                    ------------

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                          24.  ENTIRE AGREEMENT, ETC.
                               ---------------------

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in
(S)26.

                           25.  WAIVER OF JURY TRIAL.
                                --------------------

     Each of Holdings and the Borrower hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Revolving Credit Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, each of Holdings and the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of Holdings and the Borrower (a) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party and the Subordination Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                    26.  CONSENTS, AMENDMENTS, WAIVERS, ETC.
                         ----------------------------------

     Any consent or approval required or permitted by this Credit Agreement to be given by all of the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by Holdings, the Borrower or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, the rate of interest on the Revolving Credit Notes, the maturity of or extension of scheduled payments on the Revolving Credit Notes, the release of all or substantially all of the Collateral, the amount of the Commitments of the Banks and the amount of the commitment fee hereunder may not be changed without the written consent of the Borrower and the written consent of each Bank; the definition of Majority Banks and this (S)26 may not be amended without the written consent of all of the Banks; and the amount of the Agent's Fee or any Letter of Credit Fees payable for the Agent's account and (S)16 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                               27.  SEVERABILITY.
                                    ------------

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

                  28.  SURVIVAL OF REVOLVER CREDIT AGREEMENT.
                       -------------------------------------

     If for any reason the Revolver Credit Agreement is terminated prior to the termination of this Credit Agreement, all provisions of the Revolver Credit Agreement incorporated and referred to herein shall be deemed to continue in effect for purposes of this Credit Agreement.

     IN WITNESS WHEREOF, the undersigned have duly executed this Acquisition Revolving Credit Agreement as a sealed instrument as of the date first set forth above.

                                        NATIONAL RESTAURANT ENTERPRISES, INC.


                                        By: _________________________________
                                            Name:
                                            Title:

                                        AMERIKING, INC.


                                        By: __________________________________
                                            Name:
                                            Title:


                                        BANKBOSTON, N.A., individually and as
                                        Agent


                                        By: __________________________________
                                            Name:
                                            Title:
                                            By:


                                        PARIBAS


                                        By: __________________________________
                                            Name:
                                            Title
                                            By:

                                        CREDIT AGRICOLE INDOSUEZ


                                        By: __________________________________
                                            Name:
                                            Title:
                                            By:

                                   DEUTSCHE FINANCIAL SERVICES CORPORATION


                                   By: ______________________________________
                                       Name:
                                       Title:
                                       By:

                                   HELLER FINANCIAL, INC.


                                   By: ______________________________________
                                       Name:
                                       Title:
                                       By:

                                   LASALLE NATIONAL BANK


                                   By: ______________________________________
                                       Name:
                                       Title:
                                       By:

                                   SANWA BUSINESS CREDIT CORPORATION


                                   By: ______________________________________
                                       Name:
                                       Title:
                                       By:

                                   Schedule 1
                                   ----------

                Bank Address; Commitment; Commitment Percentage


                                  Revolving Credit              Commitment
 Bank                             Loan Commitment               Percentage
================================================================================
 BankBoston, N.A.
 100 Federal Street                 $23,940,000                    53.2%
 Boston, MA 02110
 Attn: Peter van der Horst

 Paribas
 787 Seventh Avenue                 $ 3,510,000                    7.80%
 New York, NY 10019
 Attn: John McCormick

 Credit Agricole Indosuez
 Corporate Banking Department       $ 3,510,000                    7.80%
 55 East Monroe
 Chicago, Illinois 60603-5702
 Attn: Joan Goodman

 Deutsche Financial Services
 Corporation                        $ 3,510,000                    7.80%
 3225 Cumberland Blvd.
 Atlanta, Georgia  30339
 Attn: Stephen Metts

 Heller Financial, Inc.
 500 West Monroe, 12th Floor        $ 3,510,000                    7.80%
 Chicago, Illinois 60661
 Attn: Tricia Marks

 LaSalle National Bank
 120 S. LaSalle Street              $ 3,510,000                    7.80%
 Chicago, Illinois 60603
 Attn: Shonagh Aylsworth

 Sanwa Business Credit
 Corporation
 One South Wacker Drive             $ 3,510,000                    7.80%
 Chicago, Illinois 60606
 Attn: Brian Williamson
--------------------------------------------------------------------------------